             AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT


         THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT AND ASSIGNMENT (this "Amendment") made as of March 28, 2003, by and among LEAF FINANCIAL CORPORATION, a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 ("Leaf Financial"), LEASE EQUITY APPRECIATION FUND I, L.P., a Delaware limited partnership with offices at 49 Bancroft Mills, Unit P-15, Wilmington, Delaware 19809 ("Leaf I"), LEAF FUNDING, LLC, a Delaware limited liability company with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 ("Leaf Funding") (each a "Debtor" and together, the "Debtors") and NATIONAL CITY BANK, a national banking association with offices at One South Broad, 13th Floor, Philadelphia, Pennsylvania 19107 ("Secured Party").

                                   BACKGROUND
                                   ----------

         A. On June 11, 2002, Leaf Financial and Secured Party entered into a Revolving Credit Agreement and Assignment (the "Agreement"), in which Secured Party promised from time to time to make loans to Leaf Financial in exchange for Leaf Financial's grant of a security interest and an assignment to Secured Party of all Leaf Financial's right, title and interest in certain Collateral (as defined in Section 2(a) of the Agreement), pursuant to a Security Agreement of even date therewith between Leaf Financial and Secured Party and an Assignment of even date therewith between Leaf Financial and Secured Party.

         B. Leaf Financial desires to add Leaf I and Leaf Funding as debtors under the Agreement, and Secured Party has agreed to amend the Agreement to permit such additions.

         C. Leaf Financial is the sole shareholder of Leaf Asset Management, Inc., which is the general partner of Leaf I.

         D. Leaf Financial is also the sole member of Leaf Funding.

         E. Until the Commitment Termination Date (as defined in Section 1(a) of the Agreement), Debtors and Secured Party contemplate that Secured Party will continue to make loans to Debtors (each, a "Loan" and collectively the "Loans") evidenced by a certain Amended and Restated Master Note attached as Exhibit A to this Amendment (the "Note").

         F. Leaf Financial intends to transfer the existing collateral to Leaf I, which will then pledge it to Secured Party as collateral for the Loans. In the future, either Leaf Financial, Leaf Funding or Leaf I will hold title to Collateral and all will assign any of its rights in such Collateral to Secured Party.

         G. Leaf I and Leaf Funding will jointly assign and grant to Secured Party a security interest in the Collateral pursuant to a Security Agreement dated of even date herewith between Leaf I, Leaf Funding and Secured Party and will deliver Assignments in the form of Exhibit B to the Agreement and finally will join into the Note as Makers with Leaf Financial.

         H. Debtors may repay such Loans with the proceeds of fundings to be made under permanent financing to be undertaken in the near future, which permanent financing may require a transfer and release of the Collateral hereunder.

         I. All of the requirements of law have been fully complied with and all other acts and things necessary to make this Amendment a valid, binding and legal instrument have been done and performed.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

         A. Consent. Secured Party hereby consents to the addition of Leaf Funding and Leaf I as debtors under the Agreement and waives all prohibitions thereto in the Agreement, including but not limited to Sections 6(d) and (e). Such consent and waiver does not, however, constitute a waiver to any future actions prohibited by the Agreement.

         B. Amendments. The Agreement is hereby amended in the following respects:

            1. The Agreement shall be amended to include Leaf Funding and Leaf I as well as Leaf Financial in the definition of the word "Debtor" throughout the Agreement and any exhibits attached thereto.

            2. Section 1(d)(ii) of the Agreement shall be amended by replacing the words "Leaf Financial" with the word "Debtor" throughout the section.

            3. Section 4(a) of the Agreement shall be amended by deleting the language in such section in its entirety and replacing it with the following language:

               (a) Organization and Qualification. Leaf Financial Corporation is a corporation, Leaf Funding, LLC is a limited liability company and Lease Equity Appreciation Fund I, L.P. is a limited partnership, all of which are organized, validly existing and in good standing under the laws of the State of Delaware; and all are duly qualified and in good standing as foreign business entities authorized to do business in each state or jurisdiction where such qualification is necessary, where lack of qualification would have a materially adverse affect on Secured Party's rights and remedies with respect to the Collateral.

            4. Section 6(p) of the Agreement shall be amended in the following respects:

               (a) The affirmative covenants of Debtor entitled "Financial Covenants" shall apply to Debtor on a consolidated basis;

               (b) The definition for "Adjusted Net Worth" shall be amended to read: "Adjusted Net Worth" means the Net Worth of LEAF Financial Corporation, its affiliates and investment partnerships managed by LEAF Financial Corporation plus the non-current portion of Subordinated Debt; and

               (c) The definition for "Net Worth" shall be amended to read: "Net Worth" means the sum of capital stock, plus retained earnings, plus paid-in-surplus, plus cash in escrow, minus treasury stock.

            5. Section 6 of the Agreement shall be amended to add the following language at the end of such section: "Notwithstanding anything to the contrary herein, including but not limited to the negative covenants in subsections 6(c),
(d) and (e), the Debtor shall be permitted to transfer the Contracts from Leaf Financial or Leaf Funding to Leaf I without the consent of Secured Party so long as each Debtor which holds any interest in the Collateral has delivered a Security Agreement, Assignment, and UCC Financing Statements to Secured Party to cover the Contracts being transferred to such Debtor and Debtor has notified Secured Party within ten (10) days after such transfer regarding which Contracts were transferred.

         C. The parties will construe all other provisions of the Agreement to give effect to the provisions hereof.

         D. The Agreement will continue in full force and effect as amended hereby.







                  [SIGNATURES APPEAR ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.

                                           DEBTORS:
                                           --------

Address for Notices:                       LEAF FINANCIAL CORPORATION, a
--------------------                       Delaware corporation
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103

                                           By: Miles Herman
                                              ----------------------
                                           Name:  Miles Herman
                                           Title: President

Address for Notices:                       LEASE EQUITY APPRECIATION
--------------------                       FUND I, L.P., a Delaware limited
c/o Leaf Asset Management, Inc.            partnership
1845 Walnut Street, 10th Floor
Philadelphia, PA 19103
                                           By: Leaf Asset Management, Inc., its
                                           general partner

                                           By: Miles Herman
                                              ----------------------
                                           Name:  Miles Herman
                                           Title: President

Address for Notices:                       LEAF FUNDING, LLC, a Delaware
--------------------                       limited liability company
c/o Leaf Financial Corporation             By: LEAF Financial Corporation, its
1845 Walnut Street, 10th Floor             sole member
Philadelphia, PA 19103

                                           By: Miles Herman
                                              ----------------------
                                           Name:  Miles Herman
                                           Title: President


                                           SECURED PARTY:
                                           --------------

                                           NATIONAL CITY BANK, a national
                                           banking association


                                           By: Michael Labrum
                                               ---------------------
                                           Name:  Michael Labrum
                                           Title: Senior Vice President

                                    EXHIBIT A
                                    ---------

                        AMENDED AND RESTATED MASTER NOTE

$10,000,000.00                                                   March 28, 2003

         THIS AMENDED AND RESTATED MASTER NOTE (this "Note") is made this 28th day of March, 2003 by LEAF FINANCIAL CORPORATION, a Delaware corporation with offices at 1845 Walnut Street, 10th Floor, Philadelphia, Pennsylvania 19103 ("Leaf Financial"), LEASE EQUITY APPRECIATION FUND I, L.P., a Delaware limited partnership with offices at 49 Bancroft Mills, Unit P-15, Wilmington, Delaware 19809 ("Leaf I"), and LEAF FUNDING, LLC, a Delaware limited liability company with offices at 110 S. Poplar Street, Suite 101, Wilmington, Delaware 19801 ("Leaf Funding") (collectively, the "Debtor") for the benefit of NATIONAL CITY BANK, a national banking association (together with any other holder hereof, "Lender").

         This Note: (i) amends and restates in its entirety that certain Master Note dated June 11, 2002 between Leaf Financial and Lender (the "Original Note"); and (ii) joins into the Original Note Leaf I and Leaf Funding as debtors with Leaf Financial.

         FOR VALUE RECEIVED, the undersigned Debtor promises to pay to the order of Lender, at its office at One South Broad, 13th Floor, Philadelphia, Pennsylvania 19107, or at such other place as Lender may from time to time designate in writing, without grace, the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) or so much thereof as has been advanced hereunder, together with interest on the unpaid balance of the principal from time to time outstanding at the rate per annum set forth in the Credit Agreement as hereinafter defined. Principal and interest owing under this Note shall be payable as provided in the Credit Agreement.

         In the event that any payment of principal or interest is not made within five (5) days of the date when due hereunder, whether at its stated maturity, by acceleration or otherwise, it is hereby agreed that Lender shall have the option of collecting, on demand, interest on the unpaid amount of such delinquent payment from the day when due until the day when paid, at a rate equal to three percent (3%) above the "Prime Rate" (as defined in the Agreement), provided however, that in no event shall the rate of interest charged exceed the maximum rate permitted by applicable law.

         Interest owing under this Note shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments made hereunder shall at Lender's option be applied first to late charges, then to accrued interest, then to principal. All amounts owing under this Note shall be payable in lawful money of the United States of America which, as at the time of payment, shall be legal tender for the payment of public and private debts and shall be payable without relief or benefit of any valuation, stay, appraisement, extension or redemption laws now or hereafter existing.

         This Note is secured by: (i) that certain Revolving Credit Agreement and Assignment dated June 11, 2002, as amended by an Amendment to the Credit Agreement of even date herewith between Debtor and Lender (the "Credit Agreement"); (ii) the Security Agreement dated as of June 11, 2002 between Leaf Financial and Lender; (iii) the Security Agreement dated as of even date herewith between Leaf I, Leaf Funding and Lender; (iv) the Guaranty of Payment dated as of June 11, 2002 between Guarantor and Lender; and (v) Assignments issued pursuant to the Credit Agreement, under which a security interest is granted in favor of Lender, which together with all other agreements, instruments and documents delivered in connection therewith and herewith, are hereinafter sometimes referred to as the "Loan Documents".

         In the event of any default, after applicable notice and cure periods, in the payment or performance of any liability or obligation owing under this Note, under any of the Loan Documents, or under any other instrument, document or agreement executed by or binding on Debtor in favor of Lender, Lender may during the continuation of such default declare this Note, all interest hereunder and all other amounts payable hereunder to be immediately due and payable, without further notice or demand of any kind. In addition, upon the occurrence and during the continuation of any such default, Lender shall have all other rights and remedies existing in Lender's favor at law or in equity or provided for in any of the Loan Documents or in any of such other instruments, documents, or agreements. The rights and remedies of Lender as provided herein, in the Loan Documents, in such other instruments, documents, and agreements, at law and in equity shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of Lender. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to any other event.

         Voluntary prepayments of this Note are permitted as more fully provided in the Credit Agreement. Mandatory prepayment in full of this Note shall be required to be paid upon the occurrence of certain events and within the times provided in the Credit Agreement.

         Notwithstanding anything herein to the contrary, in no event shall interest, fees or charges payable under this Note or any Loan Document exceed those permitted by applicable law. Any provision of this Note or of any Loan Document which would otherwise charge or require payment of any interest, fee or charge in excess of the maximum permitted by applicable law shall be hereby amended to charge and require payment of only the maximum interest, fee or charge permitted by applicable law.

         Debtor waives presentment and demand for payment, dishonor, notice of dishonor, protest and notice of protest of this Note. Debtor agrees to pay all of Lender's reasonable costs and expenses of collection, including reasonable attorneys' and paralegals' fees and expenses.

         If more than one party shall execute this Note, the term "Debtor" as used herein shall mean all parties signing this Note and each of them, and all such parties shall be jointly and severally obligated hereunder. The provisions of this Note shall be binding upon Debtor and its heirs, personal representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns.

         THE LOAN EVIDENCED HEREBY HAS BEEN MADE, AND THIS NOTE HAS BEEN DELIVERED, AT PHILADELPHIA, PENNSYLVANIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS) OF THE COMMONWEALTH OF PENNSYLVANIA. DEBTOR HEREBY (I) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA OR THE STATE OF OHIO, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS; (II) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT DEBTOR MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND
(IV) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY OF LENDER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE OR ANY OF THE LOAN DOCUMENTS IN ANY COURT OTHER THAN ONE LOCATED IN A COUNTY WHERE DEBTOR MAINTAINS AN OFFICE IN PENNSYLVANIA OR OHIO. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. DEBTOR WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING OUT OF THIS NOTE.

         If this Note is not dated when executed by Debtor, Lender is hereby authorized, without notice to Debtor, to date this Note as of the date when the first loan evidenced hereby is made. Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

                                           DEBTOR:
                                           -------

                                           LEAF FINANCIAL CORPORATION, a
                                           Delaware corporation

                                           By: Miles Herman
                                               -------------------------------
                                           Name:  Miles Herman
                                           Title: President


                                           LEASE EQUITY APPRECIATION FUND I,
                                           L.P., a Delaware limited partnership

                                           By: Leaf Asset Management, Inc., its
                                           general partner

                                           By: Miles Herman
                                               -------------------------------
                                           Name:  Miles Herman
                                           Title: President


                                           LEAF FUNDING, LLC, a Delaware limited
                                           liability company

                                           By: LEAF Financial Corporation, its
                                               sole member

                                           By: Miles Herman
                                               -------------------------------
                                           Name:  Miles Herman
                                           Title: President

                                    EXHIBIT B
                                    ---------


                                   ASSIGNMENT

FOR VALUE RECEIVED and pursuant to that certain Revolving Credit Agreement and Assignment dated June 11, 2002, together with that certain Amendment to Revolving Credit Agreement and Assignment dated March 28, 2003 (the "Agreement") between the undersigned and NATIONAL CITY BANK (the "Assignee"), the undersigned hereby grants a security interest in, and collaterally assigns to the Assignee, all of the undersigned's right, title and interest in and to:

         (i) Contracts. All lease agreements, conditional sale contracts, pay-per-use agreements, notes, security agreements and/or financing documents and agreements described on Schedule A hereto entered into between undersigned as lessor, seller, provider or lender and the entity named therein as lessee, purchaser, user or borrower (together with any guarantors or other parties obligated in respect of the Contracts, an "Obligor" or the "Obligors"), together with any master lease agreements or other documents which relate to the above described documents (collectively the "Contracts").

         (ii) Goods. All goods and other property and rights covered by any Contract, together with all accessories, accessions, attachments and appurtenances appertaining or attached to or used in connection with any of such property, whether now owned or hereafter acquired (the "Equipment").

         (iii) Obligor Guaranties. All guaranties given to undersigned, or under which undersigned has rights, by any person or entity guaranteeing the payment and/or performance of any Contract (an "Obligor Guaranty").

         (iv) Rights and Payments. All right, title and interest of undersigned in, under and to the Contracts, and all rents and other sums due and to become due thereunder, including Any and all extensions or renewals thereof ("Payments").

         (v) Software. All software products and license agreements or rights covered under any Contract (to the extent the undersigned has transferable rights in such Software).

         (vi) Other Security. All instruments, documents of title, accounts, general intangibles or money in each case related to or other property of any kind securing the payment of any Contract.

         (vii) Substitutions, Renewals, Replacements, Improvements. All enhancements to and substitutions, renewals and replacements of, and improvements to any of the foregoing.

         (viii) Proceeds. All cash and noncash proceeds of any of the foregoing including insurance proceeds and casualty loss payments.

         Notwithstanding anything to the contrary herein, undersigned specifically does not grant a security interest in, or collaterally assign to the Assignee, any of the undersigned's right, title and interest in and to any money received from or escrow accounts in which such money received from partners of the undersigned are held.

         The Aggregate Borrowing Limits of the Contracts assigned hereby is $_________ and the Borrowing Limit attributable to each Contract is listed on the attached Schedule A hereto.

         Notwithstanding anything herein or in the Agreement to the contrary, the undersigned has not assigned or delegated, and the Assignee has not assumed or promised to perform, any of the undersigned's duties or obligations under the Contract or with respect to any property referred to in or covered by the Contract.

         The terms and conditions of this Assignment, including, but not limited to, the undersigned's warranties with respect to the Contract and the undersigned's obligations to the Assignee with respect to such Contract, are as provided for in the Agreement, to which reference is hereby made for a statement thereof. The term "Payments" as used in this Assignment shall have the same meaning herein as in the Agreement.

         This Assignment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the Commonwealth of Pennsylvania.

         This Assignment shall be binding upon and inure to the benefit of the undersigned and the Assignee and their respective successors and assigns.


Dated: March 28, 2003                                LEASE EQUITY APPRECIATION
                                                     FUND I, L.P., a Delaware
                                                     limited partnership

                                                     By: Leaf Asset Management,
                                                     Inc., its general partner


                                                     By: Miles Herman
                                                         -----------------------
                                                     Name:  Miles Herman
                                                     Title: President


                                       10